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                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul A. Ricci, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ScanSoft, Inc. on Form 10-Q for the quarterly period ended March 31, 2002, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q, as amended, fairly presents in all material respects the financial condition and results of operations of ScanSoft, Inc.

                                     By: /s/ Paul A. Ricci
                                        --------------------------
                                        Name: Paul A. Ricci
                                             ---------------------
                                        Title: Chief Executive Officer and
                                               Chairman of the Board
                                        August 14, 2002

I, Richard S. Palmer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ScanSoft, Inc. on Form 10-Q for the quarterly period ended March 31, 2002, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q, as amended, fairly presents in all material respects the financial condition and results of operations of ScanSoft, Inc.

                                      By: /s/ Richard S. Palmer
                                         -----------------------------
                                      Name: Richard S. Palmer
                                           ---------------------------
                                      Title: Senior Vice President and
                                             Chief Financial Officer
                                      August 14, 2002



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